                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ------

                                   FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) July 13, 1998


                          Delta Funding Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       New York                             333-51545          11-2609517
(State or other jurisdiction                (Commission        (IRS Employer
 of incorporation)                           File Number)       ID Number)


1000 Woodbury Road, Woodbury,  New York                                11797
 (Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (516) 364-8500


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement in connection with the issuance by Delta Funding Home Equity Loan Trust 1998-2 of Home Equity Loan Asset-Backed Certificates, Series 1998-2.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          4.1     Pooling and Servicing Agreement.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DELTA FUNDING CORPORATION


                                            By:  /s/ Richard Blass
       -------------------------------
                                               Name:  Richard Blass
                                               Title: Senior Vice President


Dated: July 13, 1998

                                  EXHIBIT INDEX

Exhibit                                                                  Page

 4.1     Pooling and Servicing Agreement